                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 23

VMT SAR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed                      [PHOTO]
into law by President Clinton in
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.                 DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk to your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The bond market rallied during the second half of 1997 as fears of rising inflation dissipated, easing concerns that the Federal Reserve Board might raise interest rates. Despite strong economic growth, there was little evidence of increasing inflation -- consumer and wholesale prices rose only slightly during the second half of the year.
    In addition to a favorable inflation scenario, bonds reaped the benefits of an improved supply-and-demand balance. The supply of new Treasury securities declined as the federal budget deficit dropped to its lowest level in 23 years. At the same time, the demand for Treasury issues among U.S. investors increased amid growing concern that the stock market rally was nearing an end. The seven percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. Foreign investors also continued to be heavy purchasers of U.S. Treasury bonds throughout the year. As a result of these bullish factors, the yield for the 30-year Treasury fell to 5.92 percent at year-end, down from 6.79 percent at mid-year.
    During the same six-month period, the yield on the long-term municipal revenue bond index fell from 5.78 percent to 5.40 percent. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that municipal

                                                          Continued on page two
bond prices did not rise as much as Treasuries. This lag is typical of market rallies, partly because municipal bonds are less liquid than Treasuries.

[CREDIT QUALITY GRAPH]

PORTFOLIO COMPOSITION BY CREDIT QUALITY*
   AS OF DECEMBER 31, 1997


AAA...............   49.7%
AA................    7.1%
A.................    9.6%
BBB...............   28.2%
BB................    1.2%
B.................    0.2%
Non-Rated.........    4.0%

 * As a Percentage of Long-Term Investments Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    In managing the Trust, we continued to employ a "barbell" approach to credit quality, which means we invested in bonds located at both ends of the ratings spectrum. This strategy is designed to help balance the portfolio's volatility in response to changing interest rates. Bonds rated AAA, the highest credit rating used by the Standard & Poor's Ratings Group, have tended to perform better when interest rates are declining and provide the potential for safety of principal. Many of the AAA-rated bonds in the portfolio are insured, which helps protect against credit risk. Insured bonds currently comprise well over half of all new issues in the municipal bond market. In addition, insured bonds benefit from strong demand, which enhances their price appreciation potential. Bonds rated BBB, the lowest investment-grade credit rating, have tended to perform better when rates are rising, and they have the potential to provide additional income.
    During the six months ended December 31, we moderately increased the portion of AAA-rated portfolio assets and reduced the portion of BBB-rated holdings in the Trust's portfolio. This adjustment reflected the narrow yield spreads between high- and low-quality bonds. In adding securities to the portfolio, we favored higher-rated securities because they generated almost as much income as lower-rated bonds with less credit risk.
    Trades that we initiated during the period focused on enhancing the call protection of the Trust. Because most municipal bonds are issued with 10-year call protection and the Trust is approaching its tenth year, any existing bonds in the portfolio that were acquired at inception have the potential to be redeemed by issuers in 1998. If the bonds are called while interest rates remain near current levels, the Trust could be forced to replace them with lower-yielding securities. We try to limit the potential impact of calls on the portfolio by ensuring that only a small portion of Trust assets will be subject to calls in any given year. We continually sell bonds that are likely to be called in the near term and replace them with new, longer-term issues that are not callable for many years. As a result of this strategy, only 3.28 percent of portfolio assets are callable in 1998.

                                                        Continued on page three

    During the reporting period, our purchases favored long-term discount bonds, which are priced below their face value. When interest rates fall, as they did throughout most of the second half of the year, discount bonds tend to outperform because they have more room to appreciate in price. We emphasized long-term bonds because they usually yield more than shorter-term securities. When selecting new securities, we try to identify those bonds that we believe will outperform within a particular sector and can be purchased at an attractive price. We believe this selective approach, which is supported by our research, provides significant added value to the portfolio.
    In managing the portfolio, we lengthened the Trust's duration, which is a measure of the portfolio's price sensitivity to interest rate changes. Portfolios with longer durations tend to perform better when interest rates are falling, while portfolios with shorter durations tend to outperform when rates are rising. During the second half of 1997, when interest rates fell sharply, the Trust's longer duration helped to boost its returns. As of December 31, 1997, the duration of the Trust stood at 7.15 years, compared with 7.25 years for the duration of the Fund's benchmark, the Lehman Brothers Municipal Bond Index.
    During the second half of 1997, when both short-term and long-term rates fell, the leveraged structure of the Trust helped to boost its performance compared to other funds in its peer group. Leverage involves borrowing short-term securities in order to purchase long-term assets. This practice can support a fund's total return when short-term interest rates are below long-term rates. It should be noted that an increase in short-term interest rates would raise the Trust's borrowing costs and have a negative effect on the dividend-paying ability of its common shares and possibly the price of those shares.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF DECEMBER 31, 1997*

    Health Care....................................    18.8%
    Industrial Revenue.............................    13.1%
    General Purpose................................    10.0%
    Public Building................................     9.2%
    Single-Family Housing..........................     7.8%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the six-month period ended December 31, 1997, the Trust generated a total return at market price of 2.85 percent(1). This gain reflects a decrease in market price per common share from $10.875 on June 30, 1997 to $10.8125 on December 31, 1997, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 6.22 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income tax, this distribution represents a yield equivalent to a taxable investment earning 10.13 percent(4) for investors in the 36 percent federal income tax bracket. Please refer to the chart on page five for additional performance numbers.
    As a result of a decline in the Trust's earnings, the Board of Trustees approved a decrease in its monthly dividend from $0.0600 to $0.0560 per common share payable December 31, 1997.

                                                         Continued on page four

                           [DIVIDEND HISTORY GRAPH]

SIX-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1997

                                       Distribution per Common Share
Jul 1997...............................       $0.600
Aug 1997...............................       $0.600
Sep 1997...............................       $0.600
Oct 1997...............................       $0.600
Nov 1997...............................       $0.600
Dec 1997...............................       $0.560

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.



ECONOMIC OUTLOOK
    We expect the economy to remain strong going into 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is anticipated to curb U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce the overall U.S. growth rate. As a result, we believe there is little chance that the Fed will raise interest rates in the near term. A decline in rates would not only boost the prices of long-term assets in the portfolio, but would also positively affect the leveraged structure of the Trust. Finally, we anticipate that the yield on the 30-year Treasury bond remain at current levels.
    We will continue to monitor market developments in order to assess their effects on the Trust's portfolio. At this time, we do not anticipate making any major changes to the portfolio until market conditions shift more dramatically. We will continue to seek a balance between the Trust's total return and its dividend income, and look to add value through our investment strategies and security selection. Thank you for your continued confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     2.85%
Six-month total return based on NAV(2)....................     7.05%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     6.22%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................    10.13%

 SHARE VALUATIONS

Net asset value...........................................  $  10.35
Closing common stock price................................  $10.8125
Six-month high common stock price (11/20/97)..............  $ 11.250
Six-month low common stock price (12/16/97)...............  $ 10.625
Preferred share (Series A) rate(5)........................    3.650%
Preferred share (Series B) rate(5)........................    3.900%
Preferred share (series C) rate(5)........................    3.890%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.1%
          ALABAMA  0.1%
$   500   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co.............................   6.450%  12/01/23   $    541,615
                                                                               ------------
          ALASKA  0.8%
  3,500   North Slope Borough, AK Ser B (FSA Insd).......   6.100   06/30/99      3,611,195
                                                                               ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp Rfdg......   8.375   07/01/11      1,085,970
                                                                               ------------
          CALIFORNIA  10.4%
 11,150   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D..............................................       *   08/01/20      1,986,373
 18,530   California Statewide Cmntys Dev Auth Spl Fac
          United Airls...................................   5.625   10/01/34     18,664,528
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................       *   09/01/17      1,802,700
  4,000   Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev
          (AMBAC Insd)...................................   5.125   12/01/29      3,941,080
 10,000   Los Angeles, CA Wastewtr Sys Rev Ser 1993D
          (FGIC Insd)....................................   4.700   11/01/17      9,515,900
  5,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)..............................   5.125   12/01/23      4,911,750
  6,075   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)..........................................   6.000   06/01/09      6,896,461
                                                                               ------------
                                                                                 47,718,792
                                                                               ------------
          COLORADO  10.0%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   6.950   08/31/20      1,192,220
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   7.000   08/31/26      1,793,175
 19,405   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)......       *   08/31/26      2,885,718
  1,825   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/07      2,055,826
 11,334   Denver, CO City & Cnty Arpt Rev Ser A..........   8.250   11/15/12     12,642,517
  5,115   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/23      5,747,163
  5,000   Denver, CO City & Cnty Arpt Rev Ser A..........   8.750   11/15/23      5,807,850
    175   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.500   11/15/07        198,882
  1,066   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.250   11/15/12      1,204,787
    485   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.500   11/15/23        551,188
  1,000   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).......................   8.750   11/15/23      1,180,560
  2,000   Douglas Cnty, CO Sch Dist No 1 Rev Douglas &
          Elbert Cntys Impt Ser A (Prerefunded @
          12/15/04) (MBIA Insd) (b)......................   6.400   12/15/11      2,269,540
 10,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd)...............................       *   09/01/21      2,955,700

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 3,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg............................   7.500%  12/01/11   $  3,308,250
  1,850   Montrose Cnty, CO Ctfs Partn...................   6.350   06/15/06      2,010,413
                                                                               ------------
                                                                                 45,803,789
                                                                               ------------
          DISTRICT OF COLUMBIA  0.8%
    860   District of Columbia Ctfs Partn................   6.875   01/01/03        902,286
  2,775   District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd) (b)............   5.250   08/15/12      2,838,353
                                                                               ------------
                                                                                  3,740,639
                                                                               ------------
          FLORIDA  3.9%
  3,150   Broward Cnty, FL Tourist Dev Tax Spl Rev
          Convention Cent Proj (Prerefunded @ 10/01/98)
          (FGIC Insd) (b)................................   7.750   10/01/13      3,305,799
  2,000   Dade Cnty, FL Seaport Rfdg (MBIA Insd).........   5.125   10/01/21      1,982,200
  5,000   Dunes, FL Cmnty Dev Dist Rev Wtr & Swr Proj
          (Prerefunded @ 10/01/98).......................   8.250   10/01/18      5,262,900
  4,660   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg (Prerefunded @ 06/01/00)..................       *   06/01/15      1,481,274
  5,685   Palm Beach Cnty, FL Hlth Fac Auth Rev JFK Med
          Cent Inc Proj Ser 1988 Rfdg (Prerefunded @
          12/01/98)......................................   8.875   12/01/18      6,052,479
                                                                               ------------
                                                                                 18,084,652
                                                                               ------------
          GEORGIA  3.5%
  6,288   Fulton Cnty, GA Lease Rev Ctfs Partn...........   7.250   06/15/10      7,369,234
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................   6.500   01/01/20      3,180,708
  5,000   Georgia Muni Elec Auth Pwr Rev Ser Z (MBIA
          Insd)..........................................   5.500   01/01/20      5,373,100
                                                                               ------------
                                                                                 15,923,042
                                                                               ------------
          IDAHO  1.0%
  4,390   Boise, ID Urban Renewal Agy Pkg Rev Ser A
          (b)............................................   8.125   09/01/15      4,556,864
                                                                               ------------
          ILLINOIS  14.1%
  2,435   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent Proj (Prerefunded @ 09/01/99).............   8.375   09/01/14      2,639,930
 14,270   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A.........................   8.850   05/01/18     16,016,505
  2,700   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84B.........................   8.850   05/01/18      3,080,673
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/07      3,252,238
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd) (b)........   5.125   01/01/15      1,018,800
  4,000   DuPage Cnty, IL Fst Presv Dist.................   5.000   10/01/17      3,965,000
  2,000   Illinois Edl Fac Auth Rev Lewis Univ...........   6.125   12/01/26      2,093,620
  4,000   Illinois Hlth Fac Auth Rev Sherman Health
          Systems (AMBAC Insd)...........................   5.250   08/01/22      3,972,520
  1,515   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15      1,792,972

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,275   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500%  11/15/15   $  1,482,659
    600   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E..........................................   9.500   11/15/19        710,346
  1,310   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E (Prerefunded @ 11/15/00).................   9.500   11/15/19      1,523,360
  1,000   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
          Proj Ser A (Prerefunded @ 08/01/00) (Letter of
          Credit - Bank of Japan) (b)....................   7.650   08/01/20      1,104,660
  3,205   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg...........................................   6.000   11/15/23      3,326,758
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Prerefunded @ 08/15/01).......................   8.000   08/15/21      2,284,620
  2,000   Illinois Hlth Fac Auth Rev Servantcor Ser B
          (Prerefunded @ 08/15/99).......................   7.875   08/15/19      2,156,280
 45,775   Illinois Hsg Dev Auth Multi-Family Hsg Ser A...       *   07/01/27      4,840,706
  1,745   Illinois Hsg Dev Auth Multi-Family Hsg Ser C...   7.400   07/01/23      1,838,742
  1,500   Kane Cnty, IL Sch Dist No 129 Aurora West Side
          (FGIC Insd)....................................   5.125   02/01/14      1,506,270
  2,000   Kane Cnty, IL Sch Dist No 129 Aurora West Side
          (FGIC Insd)....................................   5.000   02/01/16      1,971,360
  1,250   Sangamon Cnty, IL Ctfs Partn...................  10.000   12/01/06      1,751,425
  6,500   Will Cnty, IL Cmnty Unit Sch Dist No 365 U
          Valley View (FSA Insd).........................       *   11/01/17      2,339,155
                                                                               ------------
                                                                                 64,668,599
                                                                               ------------
          INDIANA  0.7%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew
          Cnty Hosp Proj (Prerefunded @ 08/15/00) (FSA
          Insd) (b)......................................   7.750   08/15/20      1,519,412
  1,650   Indiana St Edl Fac Auth Rev Univ Evansville
          Proj (Prerefunded @ 11/01/00)..................   8.125   11/01/10      1,858,775
                                                                               ------------
                                                                                  3,378,187
                                                                               ------------
          KENTUCKY  1.1%
  1,465   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (a)........   5.750   03/01/02      1,547,304
  1,100   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (a)........   5.800   03/01/03      1,174,987
  2,190   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (a)........   6.250   03/01/09      2,463,465
                                                                               ------------
                                                                                  5,185,756
                                                                               ------------
          LOUISIANA  1.8%
  1,425   Lafayette, LA Pub Fin Auth Single Family Mtg
          Rev Ser A Rfdg.................................   8.500   11/15/12      1,511,618
  4,977   Louisiana Pub Fac Auth Rev Multi-Family Hsg
          Pontchartn Arpts Ser B (GNMA Collateralized)
          (b)............................................   8.375   07/20/23      5,266,235
  1,250   New Orleans, LA Hsg Dev Corp Multi-Family Rev
          Hsg Southwood Patio Ser A (FNMA
          Collateralized)................................   7.700   02/01/22      1,349,762
                                                                               ------------
                                                                                  8,127,615
                                                                               ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MAINE  0.2%
$   840   Maine St Hsg Auth Ser C........................   8.300%  11/15/20   $    869,081
                                                                               ------------
          MARYLAND  0.6%
  4,650   Baltimore, MD Cap Apprec Cons Pub Impt Ser A
          Rfdg (FGIC Insd)...............................       *   10/15/09      2,562,987
                                                                               ------------
          MASSACHUSETTS  2.5%
  2,695   Massachusetts St Hlth & Edl Fac Auth Rev
          Farmingham Union Hosp Ser B (Prerefunded @
          07/01/00)......................................   8.500   07/01/10      3,022,415
  1,000   Massachusetts St Indl Fin Agy Rev Higher Edl
          Hampshire College Proj.........................   5.625   10/01/12      1,017,550
  7,500   Massachusetts St Port Auth Rev Ser A...........   5.000   07/01/27      7,275,000
                                                                               ------------
                                                                                 11,314,965
                                                                               ------------
          MICHIGAN  2.1%
  4,360   Michigan St Hosp Fin Auth Rev Hosp Battle Creek
          Hosp Ser G Rfdg................................   9.500   11/15/15      5,055,856
  2,000   Michigan St Hosp Fin Auth Rev Hosp Bay Med Cent
          Ser A Rfdg (Crossover Rfdg @ 07/01/00).........   8.250   07/01/12      2,219,820
  2,300   Muskegon, MI Hosp Fin Auth Hosp Rev Hackley
          Hosp Ser A Rfdg................................   8.000   02/01/08      2,352,624
                                                                               ------------
                                                                                  9,628,300
                                                                               ------------
          MINNESOTA  2.5%
  5,000   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Benedictine Hlth Saint Mary's Proj (Prerefunded
          @ 02/15/00) (b)................................   8.375   02/15/20      5,532,400
  6,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg (MBIA Insd).............................   4.750   01/01/16      5,823,300
                                                                               ------------
                                                                                 11,355,700
                                                                               ------------
          MISSISSIPPI  0.3%
  1,500   Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd)..........................   6.000   05/01/13      1,634,160
                                                                               ------------
          MISSOURI  1.0%
  3,000   Missouri St Hsg Dev Cmnty Mtg Rev Ser B Rfdg
          (FHA Gtd)......................................   7.000   09/01/10      3,189,240
  1,500   Phelps Cnty, MO Hosp Rev Phelps Cnty Regl Med
          Cent (Prerefunded @ 03/01/00)..................   8.300   03/01/20      1,659,825
                                                                               ------------
                                                                                  4,849,065
                                                                               ------------
          NEBRASKA  1.5%
  6,135   Nebraska Invt Fin Single Family Mtg Rev Pgm B
          (Inverse Fltg) (GNMA Collateralized)...........  10.861   03/15/22      6,809,850
                                                                               ------------
          NEVADA  0.4%
  2,000   Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj
          Ser B Rfdg.....................................   5.900   10/01/30      2,037,420
                                                                               ------------
          NEW YORK  13.2%
  2,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A Rfdg.................................   5.125   06/15/21      1,974,420
  2,250   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C (Prerefunded @ 06/15/01).............   7.750   06/15/20      2,545,268
  7,000   New York City Ser A Rfdg.......................   7.000   08/01/04      7,936,110

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 4,500   New York City Ser B (AMBAC Insd)...............   7.250%  08/15/07   $  5,449,320
  3,480   New York City Ser C............................   7.000   08/15/08      3,766,369
    320   New York City Ser C (Prerefunded @ 08/15/01)...   7.000   08/15/08        350,640
  5,000   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).....................   5.400   01/01/18      5,290,150
  8,625   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12      8,805,435
  2,500   New York St Dorm Auth Rev City Univ Ser F......   5.000   07/01/20      2,383,175
  4,615   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg...........................................   7.000   05/15/16      4,975,201
    415   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs
          Fac Ser A......................................   7.750   08/15/11        465,082
    695   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs
          Fac Ser A (Prerefunded @ 02/15/01).............   7.750   08/15/11        781,819
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac
          Ser A..........................................   5.250   01/01/21      2,441,300
  2,635   New York St Urban Dev Corp Rev Youth Fac.......   5.875   04/01/08      2,824,615
  2,000   New York St Urban Dev Corp Rfdg Sr Lien Corp
          Purp Rfdg......................................   5.375   07/01/22      2,019,980
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt
          Terminal 6 (MBIA Insd).........................   5.750   12/01/22      4,204,280
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt
          Terminal 6 (MBIA Insd).........................   5.750   12/01/25      4,178,040
                                                                               ------------
                                                                                 60,391,204
                                                                               ------------
          NORTH CAROLINA  3.6%
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (Embedded Cap) (MBIA Insd).................   6.000   01/01/12     16,852,350
                                                                               ------------
          OHIO  3.0%
  3,175   Cleveland, OH Ctfs Partn Cleveland Stad Proj
          (AMBAC Insd)...................................   5.250   11/15/10      3,320,828
  4,945   Cleveland, OH Ctfs Partn Cleveland Stad Proj
          (AMBAC Insd)...................................   5.250   11/15/12      5,095,080
  3,895   Mason, OH Hlthcare Fac MCV Hlthcare Fac (FHA
          Gtd)...........................................   7.625   02/01/40      4,187,320
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partnership Proj Rfdg (AMBAC Insd).........   6.375   04/01/29      1,101,280
                                                                               ------------
                                                                                 13,704,508
                                                                               ------------
          OKLAHOMA  0.3%
  1,250   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
          Cent (Prerefunded @ 06/01/03) (b)..............   7.200   06/01/17      1,444,950
                                                                               ------------
          OREGON  0.6%
  2,500   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B..........................   6.875   07/01/28      2,682,850
                                                                               ------------
          PENNSYLVANIA  8.4%
  6,460   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg..........   6.100   07/15/20      6,845,985
  1,750   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd).............   8.000   05/15/18      1,801,502
 10,000   Geisinger Auth PA Hlth Sys Ser A (Embedded
          Cap)...........................................   6.400   07/01/22     10,768,800

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,700   Harrisburg, PA Cap Apprec Ser F Rfdg Notes
          (AMBAC Insd)...................................       *   09/15/14   $    734,145
  2,500   Harrisburg, PA Auth Wtr Rev (FGIC Insd)........   7.520%  06/18/15      2,818,750
  5,000   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd)..........................................  10.433   03/01/20      5,681,250
  1,100   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99)......   8.375   03/01/11      1,177,814
  1,750   Philadelphia, PA Sch Dist Cap Apprec Ser A Rfdg
          (AMBAC Insd)...................................       *   07/01/01      1,515,658
  2,000   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A
          Rfdg...........................................   6.000   12/01/13      2,069,860
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser C (AMBAC Insd) (b).................   7.700   12/01/15      5,032,310
                                                                               ------------
                                                                                 38,446,074
                                                                               ------------
          RHODE ISLAND  0.2%
  1,000   Providence, RI Pub Bldg Auth Genl Rev Ser B
          (FSA Insd) (b).................................   7.250   12/15/10      1,099,250
                                                                               ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth Homeowner
          Mtg Ser A......................................   7.400   07/01/23      1,703,251
                                                                               ------------
          TENNESSEE  2.4%
 10,250   Tennessee Hsg Dev Agy Mtg Fin Ser A............   7.125   07/01/26     11,018,545
                                                                               ------------
          TEXAS  4.0%
  7,065   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (MBIA Insd).............................       *   02/15/20      1,480,047
    935   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (Prerefunded @ 02/15/00) (MBIA Insd)....       *   02/15/20        200,829
  2,800   Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd)....................................   5.000   08/15/17      2,779,084
  4,820   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/18      1,492,657
  1,000   Harris Cnty, TX Toll Road (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/21        251,920
  3,525   Texas Muni Pwr Agy Rev Cap Apprec Rfdg (AMBAC
          Insd)..........................................       *   09/01/07      2,264,636
  8,220   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd) (b)................   5.500   09/01/13      8,515,509
  1,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp
          Union Carbide Chem & Plastics..................   8.200   03/15/21      1,395,825
                                                                               ------------
                                                                                 18,380,507
                                                                               ------------
          UTAH  3.0%
  5,210   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj...........................................   7.900   06/01/17      5,532,812
  1,000   Salt Lake Cnty, UT College Rev Westminster
          College Proj...................................   5.750   10/01/27      1,019,990
  6,050   Utah Cnty, UT Hosp Rev IHC Hlth Svcs Inc (MBIA
          Insd)..........................................   5.250   08/15/26      6,014,123
  1,125   Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class..........................................   6.250   07/01/14      1,190,138
                                                                               ------------
                                                                                 13,757,063
                                                                               ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          VIRGINIA  0.5%
$ 1,200   Blue Ridge Regl Jail Auth VA Regl Jail Fac Rev
          (MBIA Insd)....................................   5.200%  12/01/17   $  1,205,244
  1,000   Blue Ridge Regl Jail Auth VA Regl Jail Fac Rev
          (MBIA Insd)....................................   5.200   12/01/21        995,890
                                                                               ------------
                                                                                  2,201,134
                                                                               ------------
          WEST VIRGINIA  0.9%
  2,480   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000   08/01/20      2,686,485
  1,600   West Virginia St Hsg Dev Hsg Fin Ser A (b).....   7.400   11/01/11      1,635,840
                                                                               ------------
                                                                                  4,322,325
                                                                               ------------
          WISCONSIN  0.9%
  2,835   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/11      1,434,793
  1,495   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/12        715,343
  1,565   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/13        707,302
  1,670   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/14        712,188
  1,000   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/16        379,310
                                                                               ------------
                                                                                  3,948,936
                                                                               ------------
          PUERTO RICO  0.1%
    365   Puerto Rico Elec Pwr Auth Pwr Ser N............   7.000   07/01/07        384,798
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  101.1%
  (Cost $424,692,645).......................................................    463,825,988
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)...............................     (5,013,907)
                                                                               ------------
NET ASSETS  100.0%..........................................................   $458,812,081
                                                                               ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $424,692,645).......................  $463,825,988
Receivables:
  Investments Sold..........................................     7,566,000
  Interest..................................................     7,397,692
  Variation Margin on Futures...............................        78,969
Other.......................................................        15,036
                                                              ------------
    Total Assets............................................   478,883,685
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................    14,418,574
  Investments Purchased.....................................     4,881,700
  Income Distributions -- Common and Preferred Shares.......       289,521
  Investment Advisory Fee...................................       232,806
  Affiliates................................................        22,579
Accrued Expenses............................................       143,047
Trustees' Deferred Compensation and Retirement Plans........        83,377
                                                              ------------
    Total Liabilities.......................................    20,071,604
                                                              ------------
NET ASSETS..................................................  $458,812,081
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,397,898 shares issued and
  outstanding)..............................................       283,979
Paid in Surplus.............................................   262,873,677
Net Unrealized Appreciation.................................    39,265,270
Accumulated Undistributed Net Investment Income.............     1,154,671
Accumulated Net Realized Loss...............................    (9,765,516)
                                                              ------------
    Net Assets Applicable to Common Shares..................   293,812,081
                                                              ------------
NET ASSETS..................................................  $458,812,081
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($293,812,081 divided by
  28,397,898 shares outstanding)............................  $      10.35
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $14,530,110
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,371,289
Preferred Share Maintenance.................................      227,288
Trustees' Fees and Expenses.................................       13,728
Custody.....................................................       12,276
Legal.......................................................        1,616
Other.......................................................      169,702
                                                              -----------
    Total Expenses..........................................    1,795,899
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,734,211
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,240,652
  Options...................................................      752,196
  Futures...................................................   (1,175,267)
                                                              -----------
Net Realized Gain...........................................    1,817,581
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   31,305,431
                                                              -----------
  End of the Period:
    Investments.............................................   39,133,343
    Futures.................................................      131,927
                                                              -----------
                                                               39,265,270
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,959,839
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,777,420
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $22,511,631
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended     Year Ended
                                                         December 31, 1997   June 30, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................    $ 12,734,211      $ 25,824,086
Net Realized Gain......................................       1,817,581         2,762,098
Net Unrealized Appreciation During the Period..........       7,959,839         4,621,912
                                                           ------------      ------------
Change in Net Assets from Operations...................      22,511,631        33,208,096
                                                           ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................     (10,086,047)      (20,273,120)
  Preferred Shares.....................................      (3,031,240)       (5,768,834)
                                                           ------------      ------------
Total Distributions....................................     (13,117,287)      (26,041,954)
                                                           ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       9,394,344         7,166,142
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................       1,170,314         2,382,543
                                                           ------------      ------------
TOTAL INCREASE IN NET ASSETS...........................      10,564,658         9,548,685
NET ASSETS:
Beginning of the Period................................     448,247,423       438,698,738
                                                           ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,154,671 and $1,537,747,
  respectively)........................................    $458,812,081      $448,247,423
                                                           ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                              Six Months Ended     -----------------------------------------
                             December 31, 1997       1997       1996       1995       1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........            $10.014      $9.758     $9.760    $ 9.924    $11.133
                                         ------      ------      -----     ------     ------
Net Investment Income.......               .450        .916       .940       .964      1.000
Net Realized and Unrealized
  Gain/Loss.................               .345        .264       .048      (.065)    (1.214)
                                         ------      ------      -----     ------     ------
Total from Investment
  Operations................               .795       1.180       .988       .899      (.214)
                                         ------      ------      -----     ------     ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..........               .356        .720       .770       .840       .840
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........               .107        .204       .220       .223       .155
  Distributions from and in
    Excess of Net Realized
    Gain Paid to Common
    Shareholders............                -0-         -0-        -0-        -0-        -0-
                                         ------      ------      -----     ------     ------
Total Distributions.........               .463        .924       .990      1.063       .995
                                         ------      ------      -----     ------     ------
Net Asset Value, End of the
  Period....................            $10.346     $10.014     $9.758    $ 9.760    $ 9.924
                                        =======     =======     ======    =======    =======
Market Price Per Share at
  End of the Period.........           $10.8125     $10.875     $9.875    $11.125    $11.125
Total Investment Return at
  Market Price (b)..........              2.85%*     18.32%     (4.27%)     8.59%     (0.05%)
Total Return at Net Asset
  Value (c).................              7.05%*     10.24%      8.02%      7.24%     (3.63%)
Net Assets at End of the
  Period (In millions)......             $458.8      $448.2     $438.7     $436.1     $437.7
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**...........              1.24%       1.28%      1.31%      1.33%      1.28%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........              8.76%       7.18%      7.26%      7.56%      7.86%
Portfolio Turnover..........                47%*        53%        29%        38%        45%
 * Non-Annualized
 ** Ratio of Expenses to
  Average Net
    Assets Including
  Preferred
    Shares..................               .79%        .80%       .82%       .83%       .82%

*** If certain expenses had not been assumed by the Adviser for the period ended
    June 30, 1989, the Ratio of Expenses to Average Net Assets Applicable to Common Shares would have been 1.07% and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 5.99%.
(a) Net Asset Value at August 26, 1988, is adjusted for common and preferred share offering costs of $.120 per share.
(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.
(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.
(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.
N/A = Not Applicable

--------------------------------------------------------------------------------

                                                August 26, 1988
                                                 (Commencement
Year Ended June 30,                              of Investment
------------------------------------------      Operations) to
       1993      1992      1991      1990        June 30, 1989
-------------------------------------------------------------------
      $10.688   $ 9.805   $ 9.534   $9.767              $9.180
       ------    ------    ------    -----              ------
        1.078     1.095     1.093    1.070                .766

         .520      .848      .295    (.229)               .559
       ------    ------    ------    -----              ------

        1.598     1.943     1.388     .841               1.325
       ------    ------    ------    -----              ------





         .829      .791      .725     .685                .501




         .162      .238      .337     .389                .237




         .162      .031      .055      -0-                 -0-
       ------    ------    ------    -----              ------
        1.153     1.060     1.117    1.074                .738
       ------    ------    ------    -----              ------

      $11.133   $10.688   $ 9.805   $9.534              $9.767
      =======   =======   =======   ======              ======

      $12.000   $11.375   $10.125   $9.250              $9.500

       15.20%    21.65%    18.71%    4.65%                .10%*

       13.97%    18.08%    11.61%    4.76%              10.62%*

       $467.9    $452.7    $426.7   $418.3              $424.4


        1.25%     1.35%     1.46%    1.43%                .92%***




        8.41%     8.41%     7.88%    7.11%               6.15%***
          45%       27%       69%     116%                 90%*






         .80%      .84%      .89%     .87%                 N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $11,650,826 which will expire on June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes or the mark-to-market of open option and futures at June 30, 1997.

    At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $424,692,645; the aggregate gross unrealized appreciation is $39,133,343 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on investments of $39,133,343.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 1997, the Trust recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1997, the Trust recognized expenses of approximately $55,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1997 and June 30, 1997, common share paid in surplus aggregated $262,873,677 and $261,704,481 respectively.

    Transactions in common shares were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 1997    JUNE 30, 1997
------------------------------------------------------------------------------
Beginning Shares...........................    28,286,058         28,047,767
Shares Issued Through Dividend
  Reinvestment.............................       111,840            238,291
                                               ----------         ----------
Ending Shares..............................    28,397,898         28,286,058
                                               ==========         ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $250,334,508 and $214,586,486, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the six months ended December 31, 1997, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at June 30, 1997....................       1,500     $ 308,208
Options Written and Purchased (Net).............      10,600       776,958
Options Terminated in Closing Transactions
  (Net).........................................      (6,308)     (342,813)
Options Expired (Net)...........................      (5,792)     (742,353)
                                                     -------     ---------
Outstanding at December 31, 1997................         -0-     $     -0-
                                                     =======     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1997..............................        600
Futures Opened............................................      2,908
Futures Closed............................................     (3,375)
                                                               ------
Outstanding at December 31, 1997..........................        133
                                                               ======

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1997, and the descriptions and unrealized appreciation are as follows:

                                                             UNREALIZED
                                         CONTRACTS          APPRECIATION
-------------------------------------------------------------------------------
Long Contracts--US Treasury Bond
  Futures Mar 1998 (Current notional
  value of $120,469 per contract)....       133                  $131,927

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on December 31, 1997, was 3.813%. During the six months ended December 31, 1997, the rates ranged from 3.518% to 3.890%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.